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                                                                    Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated June 20, 2002, with respect to the financial statements of Mooney Aircraft Corporation included in Amendment No. 1 of the Registration Statement (Form SB-2 No. 333-88964) and related Prospectus of Mooney Aerospace Group, Ltd. for the registration of 269,190,012 shares of its common stock.

                                                           /s/ Ernst & Young LLP

San Antonio, Texas
August 1, 2002